The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

All average are wtg averages.

	Originator/ Source 1	Originator/ Source 2	Originator/ Source 3	Aggregate
Description (expected bbg ticker)	SABR 2005-FR3
Originator	Fremont			Fremont
Dealer Shelf	SABR			SABR
Dealer	Barclays			Barclays
Largest Servicer	Countrywide			Countrywide
FICO avg	627			627
FICO stdev	58.99			58.99
FICO < 500	0.00			0.00
FICO < 560	17.19			17.19
10th Percentile FICO	547			547
90th Percentile FICO	700			700
CLTV avg	82.51			82.51
CLTV >80%	40.40			40.40
SS CLTV (incl. silent second LTVs)	89.79			89.79
% With Silent 2nds	44.32			44.32
10th Percentile CLTV	75.00			75.00
90th Percentile CLTV	100.00			100.00
Full Doc %	62.43			62.43
Loan Bal avg (000s)	180,812.92			180,812.92
DTI %	42.49			42.49
DTI >45%	47.57			47.57
Purch %	49.68			49.68
Cash Out %	49.82			49.82
Fxd %	17.89			17.89
3 yr ARM >=	3.62			3.62
WAC	7.215			7.215
WAC stdev	1.808			1.808
1st Lien %	91.79			91.79
MI %	0.00			0.00
MI Insurer	n/a			n/a
CA %	31.45			31.45
Sng Fam %	81.98			81.98
Invt Prop %	6.02			6.02
MH %	0.00			0.00
IO%	26.63			26.63
2yr IO%	0.11			0.11
IO non-full doc %	6.93			6.93
2-4 Family %	11.78			11.78
Prim Occ	93.11			93.11
<$100K Bal %	10.00			10.00
2-yr Prepay Penalty %	57.00			57.00
Initial Target OC %
Total C/E% Aaa
Total C/E% Aa2
Total C/E% A2
Mth 37 Loss Trig
Moody's Base Case Loss
S&P single-B FF/LS
Fitch single-B FF/LS

Originator/ Source	WA LTV	WA CLTV	WA SS CLTV	FICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
Name 1	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00
Name 2
Name 3
Name 4
Total:	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00

Documentation	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
Full	76.69	83.51	91.24	619	7.020	62.43	49.74	6.72	91.58	50.26	30.73	100.00	31.56	42.72	50.65	0.00
Non-Full	74.58	80.87	87.38	640	7.537	37.57	49.56	4.84	92.13	34.45	32.65	0.00	18.44	42.11	42.46	0.00
Total	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00

Interest Only	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
2-yr IO	83.68	83.68	97.80	633	6.442	0.11	100.00	0.00	100.00	100.00	66.63	84.62	100.00	37.41	10.07	0.00
Other IO	79.17	79.17	95.89	657	6.111	26.52	71.15	0.00	100.00	86.88	55.46	73.94	100.00	42.24	45.49	0.00
Non-IO	74.70	83.72	87.57	616	7.614	73.37	41.84	8.20	88.80	28.85	22.72	58.23	0.00	42.59	48.38	0.00
Total	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00

FICO	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
0-499
500-559	77.24	77.36	78.24	534	8.048	17.19	14.75	3.99	99.86	12.86	22.78	59.05	0.14	43.37	49.57	0.00
560-599	79.23	83.21	89.72	581	7.473	18.29	47.56	5.15	95.13	49.88	20.69	83.19	18.21	42.16	48.31	0.00
600-639	74.65	83.85	91.13	619	7.117	21.54	44.90	5.61	88.59	43.78	28.35	71.00	29.14	42.46	49.10	0.00
640-679	72.71	83.81	93.39	658	6.916	21.22	59.51	4.16	86.18	51.60	39.46	55.64	41.08	42.13	44.07	0.00
680>=	76.37	83.42	94.12	714	6.727	21.76	74.19	10.55	91.23	57.95	42.61	45.78	38.07	42.44	47.27	0.00
Total	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00

Low Balance	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<80,000	33.26	95.41	96.71	634	9.745	6.46	76.63	8.55	23.23	8.24	15.70	71.45	0.59	41.38	44.05	0.00
80,000-100,000	58.89	87.16	91.34	625	8.538	3.55	61.06	8.44	64.66	29.13	18.86	68.27	6.06	40.78	38.51	0.00
100,000>=	79.62	81.41	89.23	626	6.981	90.00	47.30	5.74	97.77	47.51	33.08	61.55	29.31	42.64	48.18	0.00
Total	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00

Lien Position	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
1st Lien	80.99	80.99	88.92	624	6.971	91.79	46.99	6.46	100.00	48.29	31.08	62.28	29.01	42.48	47.55	0.00
2nd Lien	18.93	99.50	99.50	651	9.940	8.21	79.66	1.02	0.00	0.00	35.65	64.02	0.00	42.59	47.77	0.00
Total	75.90	82.51	89.79	627	7.215	100.00	49.68	6.02	91.79	44.32	31.45	62.43	26.63	42.49	47.57	0.00

CLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	86.15	598	7.034	8.49	20.60	10.33	99.92	16.26	24.47	71.40	0.00	43.05	52.02	0.00
85-90%	92.74	612	7.225	19.08	45.80	13.33	99.59	45.35	15.79	80.10	0.22	43.48	52.06	0.00
90-95%	94.97	646	7.992	2.79	44.62	2.51	80.03	2.49	16.56	68.95	1.30	42.30	49.95	0.00
95-100%	99.95	657	9.440	10.03	80.23	0.11	24.53	0.00	27.37	57.59	0.00	42.51	47.73	0.00

SSCLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
80-85%	597	6.991	7.46	11.11	8.30	99.91	4.65	27.01	66.54	1.41	43.16	54.35	0.00
85-90%	624	7.017	12.06	30.77	11.09	99.35	13.52	22.97	69.25	6.51	44.24	54.96	0.00
90-95%	617	7.358	11.10	54.57	13.59	94.97	75.46	19.49	83.70	13.56	42.18	46.34	0.00
95-100%	656	7.154	43.79	83.44	1.04	82.71	77.09	38.42	64.10	47.46	42.59	46.83	0.00

Coupon-ARM	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	81.91	81.91	91.71	633	6.664	84.74	53.83	5.82	100.00	58.18	35.53	63.75	38.20	42.68	47.97	0.00
8-9%	82.33	82.33	85.39	573	8.470	11.24	43.13	12.72	100.00	27.85	9.23	48.33	0.27	41.18	42.46	0.00
9-10%	76.18	76.18	77.34	553	9.489	2.74	26.76	11.28	100.00	9.97	10.70	40.77	1.03	42.44	48.70	0.00
10-11%	67.27	67.27	67.57	537	10.596	0.90	2.06	2.47	100.00	5.23	20.35	49.43	0.00	42.60	42.23	0.00
11-12%	61.27	61.27	61.27	541	11.513	0.36	3.11	0.00	100.00	0.00	29.54	41.79	0.00	45.30	75.45	0.00
12-13%	65.00	65.00	65.00	517	12.368	0.03	47.26	0.00	100.00	0.00	0.00	0.00	0.00	42.23	47.26	0.00
13-14%
>14%

Coupon-fixed rate	WALTV	WACLTV	WA SS CLTV	WAFICO	WAC	% Bal.	Purch %	Invt Prop %	1st Lien %	% with S.2nds	CA%	Full Doc %	IO%	DTI %	DTI% > 45	% with MI
<8%	74.87	75.76	77.31	641	6.545	49.65	10.46	2.86	98.89	9.95	28.08	72.32	0.00	42.25	49.61	0.00
8-9%	34.24	95.25	95.55	652	8.730	17.34	68.88	4.05	24.06	3.86	40.25	86.08	0.00	42.45	50.61	0.00
9-10%	21.74	98.49	98.49	657	9.617	13.20	72.05	2.03	4.27	0.00	41.21	46.65	0.00	42.33	42.88	0.00
10-11%	20.04	99.19	99.19	622	10.665	13.32	80.05	0.91	1.82	0.00	23.08	65.97	0.00	43.03	48.01	0.00
11-12%	18.17	99.17	99.17	648	11.410	5.34	78.21	3.52	0.00	0.00	13.17	33.60	0.00	41.86	41.80	0.00
12-13%	11.52	96.87	96.87	622	12.386	1.14	88.00	19.89	0.00	0.00	5.47	58.58	0.00	42.58	50.28	0.00
13-14%	5.00	89.78	89.78	615	13.362	0.02	77.68	0.00	0.00	0.00	0.00	100.00	0.00	41.75	77.68	0.00
>14%

Top 20 Cities	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
CHICAGO	1.97	128	21,623,568.68	168,934.13	81.80	29.86	628
LOS ANGELES	1.76	62	19,348,513.61	312,072.80	75.48	34.15	632
BROOKLYN	1.47	53	16,134,460.10	304,423.78	77.80	27.72	628
LAS VEGAS	1.15	76	12,677,449.99	166,808.55	74.11	49.85	638
MIAMI	1.04	96	11,472,464.74	119,504.84	71.77	40.27	618
SAN JOSE	1.03	35	11,315,697.67	323,305.65	71.78	58.79	658
BRONX	0.86	33	9,465,385.73	286,829.87	80.46	40.65	635
SACRAMENTO	0.85	52	9,356,544.17	179,933.54	73.36	62.97	641
WASHINGTON	0.76	34	8,347,974.63	245,528.67	76.36	34.38	608
SAN DIEGO	0.67	27	7,314,122.92	270,893.44	73.27	56.45	644
STOCKTON	0.61	36	6,720,999.14	186,694.42	75.12	58.80	635
RIVERSIDE	0.60	29	6,575,619.25	226,745.49	72.83	60.72	643
SANTA ANA	0.59	20	6,483,305.73	324,165.29	76.34	77.33	675
CORONA	0.54	18	5,981,957.46	332,330.97	76.27	44.13	640
ORLANDO	0.53	46	5,791,718.42	125,906.92	76.92	44.65	620
ANTIOCH	0.51	21	5,584,236.50	265,916.02	69.29	64.00	635
ATLANTA	0.50	43	5,524,590.05	128,478.84	78.58	42.71	623
BOWIE	0.50	23	5,507,493.34	239,456.23	74.25	37.57	604
OAKLAND	0.47	18	5,165,226.78	286,957.04	73.67	67.47	630
TAMPA	0.45	41	4,933,121.04	120,320.03	80.81	34.07	604

Top 10 States	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WAFICO
California	31.45	1344	345,428,841.82	257,015.51	73.36	53.08	642
New York	10.29	423	113,017,627.81	267,181.15	77.06	29.66	634
Florida	9.16	736	100,651,978.58	136,755.41	76.72	41.53	618
New Jersey	7.48	344	82,193,976.98	238,935.98	78.20	18.55	605
Maryland	5.26	306	57,814,954.70	188,937.76	74.85	37.81	615
Illinois	4.58	343	50,311,290.87	146,680.15	80.52	39.04	617
Massachusetts	3.67	200	40,307,624.98	201,538.12	74.62	43.88	628
Virginia	2.94	195	32,308,389.90	165,684.05	73.79	31.32	610
Georgia	2.91	297	31,911,462.38	107,446.00	78.23	60.61	617
Colorado	1.96	164	21,529,333.47	131,276.42	74.74	80.15	629